Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2026	Dec. 31, 2025
Income taxes [Line Items]
Income Taxes
15. Income taxes
Provision for income taxes
We recorded a tax benefit of $4.5 million and a tax provision of $1.3 million for the three and six months ended June 30, 2026, respectively, compared to tax provisions of $5.2 million and $10.4 million for the corresponding prior year periods, respectively. The decreases in our tax provisions for both the three and six-month ended-periods were primarily attributable to stock compensation expenses recorded in 2026 upon completion of the IPO and shifts in the Company’s geographic mix of income, which unfavorably altered our estimated annual effective tax rate. Consequently, our effective tax rate shifted to 47.3% and 666.3% for the three and six months ended June 30, 2026, respectively, compared to 34.6% and 40.0% for the same periods in 2025, respectively.
These fluctuating effective rates were heavily driven by valuation allowances on losses in certain foreign jurisdictions where tax benefits cannot currently be realized, along with the ongoing impacts of localized withholding taxes, statutory jurisdictional rate differentials, and pass-through non-controlling
interests related to U.S. income taxed at the owner level. For the three and six months ended June 30, 2026, our income tax included the impact of a $22.5 million stock-based compensation expense related to pre-IPO
stock-based awards. For the six months ended June 30, 2026, our income tax also included $0.5 million of IPO related transaction costs.
Tax receivable agreement
On April 2, 2026, the Company entered into a Tax Receivable Agreement (the “TRA”) with HMH B.V. and the Principal Stockholders. The TRA requires the Company to pay 85% of the net cash savings, if any, actually realized or deemed to be realized in certain circumstances to the Principal Stockholders in connection with U.S. federal, state, local and foreign income taxes and franchise taxes resulting from (i) acquisitions of B.V. Voting Shares from the Principal Stockholders by the Company in connection with the IPO, (ii) the acquisition of B.V.
Non-Voting
Shares from the Principal Stockholders using the net proceeds from any future offering, (iii) redemptions or exchanges of B.V.
Non-Voting
Shares by the Principal Stockholders and the corresponding number of shares of the Company’s Class B common stock for shares of the Company’s Class A common stock or cash or (iv) tax benefits related to imputed interest deemed arising as a result of payments made under the TRA.
During the three months ended June 30, 2026, the Company recorded a TRA liability of $3.8 million. The Company also recorded a deferred tax liability of $2.8 million, resulting from the difference between the book and tax basis of the Company’s investment in HMH B.V. which was reflected in additional paid-in
capital in our condensed consolidated balance sheet
as of June 30, 2026
.

HMH Holding BV And Subsidiaries [Member]
Income taxes [Line Items]
Income Taxes
16. Income taxes
Income tax expense, all of which are foreign, consisted of the following for the years ended December 31, 2025 and 2024:

	2025	2024

Current:
Domestic	$—	$—
Foreign	(24,077)	(17,500)

Total current tax expense	$(24,077)	$(17,500)

Deferred:
Domestic	$—	$—
Foreign	(2,390)	(7,033)

Total deferred tax expense	$(2,390)	$(7,033)

Income tax expense	$(26,467)	$(24,533)

The domestic and foreign components of income before income taxes were as follows for the years ended December 31, 2025 and 2024:

	2025	2024
Domestic	$(43,991)	$(37,697)
Foreign	116,581	114,186

Income before income taxes	$72,590	$76,489

Effective tax rate
The following table reconciles the reported income tax expense to the expected income tax expense according to the corporate income tax rate in the Netherlands, the jurisdiction of tax domicile of the Company, for the years ended December 31, 2025 and 2024:

	2025	2024
Income before income taxes	$72,590	$76,489
Statutory income tax rate (25.8%)	(18,728)	(19,734)

Tax effects of:
Difference between local income tax rate and Dutch income tax rate	2,506	2,783
Nondeductible expenses	(8,588)	(6,812)
Unrecognized tax benefits	(352)	(1,560)
Income taxed to U.S. shareholders(1)	6,640	7,612
Shareholder tax benefit	(227)	(1,660)
Change in valuation allowance	(2,670)	(2,502)
Change in tax rate	(356)	—
Withholding taxes	(4,289)	(2,356)
Other	(403)	(304)

Income tax expense	$(26,467)	$(24,533)

(1)	HMH Holding B.V. (together with its subsidiaries located in the United States and Senegal) is taxed as a partnership for U.S. federal income tax purposes and, therefore, does not recognize U.S. federal income taxes. The shareholders are responsible for the income taxes on their share of the taxable income or loss and are entitled to any available tax credits on their income tax returns.

Recognized deferred tax assets and liabilities consisted of the following as of December 31, 2025 and 2024:

	2025	2024

Deferred tax assets
Net operating loss carryforwards	$9,330	$11,144
Interest carryforwards	10,885	18,713
Employee benefit plan liabilities	3,207	3,490
Property, plant and equipment	249	2,437
Provisions	7,222	4,777
Inventories	8,944	8,580
Other	1,420	—

Total deferred tax asset	$41,257	$49,141

Valuation allowance	(21,253)	(26,325)

Total deferred tax asset after valuation allowance	$20,004	$22,816

Deferred tax liabilities
Customer relationships	(8,981)	(10,229)
Other intangible assets	(3,435)	(2,662)
Contract assets	(7,878)	(3,244)
Derivative financial instruments	(1,560)	(3,049)
Other	(14)	(3,619)

Total deferred tax liabilities	$(21,868)	$(22,803)

Net deferred tax (liability) asset	$(1,864)	$13

For the year ended December 31, 2025, the net change in valuation allowance of $5.1 million was comprised of $3.6 million of additions less $0.9 million of reversals, which impacted the effective tax rate. Additional activity included $8.1 million of reversals related to reductions in carryforward amounts and $0.4 million of foreign currency translation adjustments. For the year ended December 31, 2024, the net change in valuation allowance of $2.8 million was comprised of $3.4 million of additions less $0.9 million of reversals, which impacted the effective tax rate. Additional activity included $4.1 million of additions related to an acquisition less $7.5 million of reversals related to reductions in carryforward amounts and $1.9 million of foreign currency translation adjustments.
As of December 31, 2025, the Company had $42.6 million of net operating loss carryforwards (“NOLs”), of which approximately $19.0 million will expire between 2028 and 2046, and the remainder can be carried forward indefinitely. The Company also had interest carryforwards of $43.8 million, of which $10.6 million will expire between 2027 and 2035, and the remainder can be carried forward indefinitely.
As of December 31, 2024, the Company had $42.5 million of NOLs, of which approximately $18.1 million will expire between 2030 and 2042, and the remainder can be carried forward indefinitely. The Company also had interest carryforwards of $75.4 million, of which $19.6 million will expire between 2025 and 2030, and the remainder can be carried forward indefinitely.
The Company operates and is subject to income taxes in multiple jurisdictions. Income tax return periods from 2020 generally remain open for examination in Norway and periods from 2021 generally remain open for examination in other jurisdictions.
As of December 31, 2025, the Company had undistributed earnings of foreign subsidiaries of $114.5 million, which continue to be indefinitely reinvested. The Company makes a determination each period whether to indefinitely reinvest these earnings. If, as a result of these reassessments, the Company distributes these earnings in the future, additional tax liabilities could result. No additional income taxes have been provided for any additional outside basis differences inherent in the Company’s foreign subsidiaries, as these amounts continue to be indefinitely reinvested. Determining the amount of unrecognized deferred tax liability related to any additional outside basis differences in these entities is not practicable.
As of December 31, 2025, the Company had approximately $0.8 million of unrecognized tax benefits and does not expect to recognize any significant increases in unrecognized tax benefits during the next twelve-month period. Interest and penalties, in the amount of $0.3 million related to income taxes, are recorded in income tax expense. The total liability recognized for unrecognized tax benefits including interest and penalties is $1.9 million. If recognized, the $0.8 million of unrecognized tax benefits would favorably impact the effective tax rate. During 2025, the aggregate changes in the Company’s total amount of unrecognized benefits are summarized as follows:

	2025	2024
Balance as of January 1,	$771	$—
Increases in unrecognized tax benefits - current year positions	—	110
Increases in unrecognized tax benefits - prior year positions	—	661

Balance as of December 31,	$771	$771

The Organization for Economic
Co-operation
and Development has advanced reforms focused on global profit allocation and implementing a global minimum tax rate of at least 15% for large multinational corporations on a jurisdiction-by-jurisdiction
basis, known as “Pillar Two.” On December 15, 2022, the European Council formally adopted a European Union directive on the implementation of the plan by January 1, 2024. In January 2026, the Organization for Economic
Co-operation
and Development issued additional guidance on a
side-by-side
package, which limits the applicability of Pillar Two to U.S. multinational companies. The Company will be subject to Pillar Two beginning in 2026, but it is not expected to materially increase the taxes the Company owes.